                                                                    EXHIBIT 99.1

                                              Net Interest Margin Trust 1994-B
                                              July, 2000
                                              Payment: August 15, 2000

                                              7.85% SECURITIZED NET INTEREST
                                              MARGIN CERTIFICATES
                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                              Distribution Date: August 15, 2000

                                                                                                 Per $1,000
Securitized Net Interest Margin Certificates                                                      Original
--------------------------------------------                                                     ----------
1.  Amount Available                                                           377,963.10
                                                                         ----------------
    Pro rata Share of Excess from NIM 94-A                                     304,915.79
                                                                         ----------------
Interest

2.  Aggregate Interest                                                          42,440.00         0.45930736
                                                                         -----------------------------------

3.  Amount Applied to:
    (a)    accrued but unpaid Interest

4.  Remaining:
    (a)    accrued but unpaid Interest

5.  Monthly Interest                                                            42,440.00
                                                                         ----------------

Principal

6.  Current month's principal distribution                                     640,438.89         6.93115682
                                                                         -----------------------------------

7.  Remaining outstanding principal balance                                  5,847,203.83         63.2814267
                                                                         -----------------------------------
    Pool Factor                                                                0.06328143
                                                                         ----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                            285,521,694.66**
                                                                         ----------------
9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                                              490,698.12
                                                                         ----------------

10. Weighted average CPR                                                            9.71%
                                                                         ----------------

11. Weighted average CDR                                                            2.27%
                                                                         ----------------

12. Annualized net loss percentage                                                  1.56%
                                                                         ----------------

13. Delinquency              30-59 day                                              1.31%
                                                                         ----------------
                             60-89 day                                              0.48%
                                                                         ----------------
                             90+ day                                                0.71%
                                                                         ----------------
                             Total 30+                                              2.50%
                                                                         ----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 7/15/00.

                                                Net Interest Margin Trust 1994-B
                                                July, 2000
                                                Payment: August 15, 2000




                                                 Fee Assets
                              --------------------------------------------
                                  Guarantee      Inside        Fee Asset
                                    Fees          Refi           Total
                              --------------------------------------------

GTFC 1994-1                          0.00       5,299.60         5,299.60
GTFC 1994-2                          0.00           0.00             0.00
GTFC 1994-3                          0.00           0.00             0.00
GTFC 1994-4                          0.00           0.00             0.00

                              --------------------------------------------
                                     0.00       5,299.60         5,299.60

Total amount of Guarantee Fees and
     Inside Refinance Payments                                   5,299.60
                                                           ---------------

Subordinated Servicing Fees                                    191,364.12
                                                           ---------------

Payment on Finance 1 Note                                      196,663.72
                                                           ---------------

Allocable to Interest (current)                                      0.00
                                                           ---------------

Allocable to accrued but unpaid Interest                             0.00
                                                           ---------------

Accrued and unpaid Trustee Fees                                      0.00
                                                           ---------------

Allocable to Principal                                               0.00
                                                           ---------------

Finance 1 Note Principal Balance                                     0.00
                                                           ---------------

                                                Net Interest Margin Trust 1994-B
                                                July, 2000
                                                Payment: August 15, 2000




                                                  Inside
                                     Residual      Refi         Total
                          ----------------------------------------------

GTFC 1994-1                              0.00        0.00          0.00
GTFC 1994-2                              0.00   14,488.09     14,488.09
GTFC 1994-3                         88,314.77    2,285.77     90,600.54
GTFC 1994-4                         71,015.34    5,195.41     76,210.75
                          ----------------------------------------------

                                   159,330.11   21,969.27    181,299.38

                   Total Residual and Inside
                              Refinance Payments             181,299.38